SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                FEBRUARY 26, 2002
                        (Date of Earliest Event Reported)

                           PHILLIPS PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                 001-00720               73-0400345
       (State or other       (Commission File Number)     (IRS Employer
        Jurisdiction                                      Identification
       Of incorporation)                                      Number)

                 PHILLIPS BUILDING, BARTLESVILLE, OKLAHOMA 74004
          (Address of principal executive offices, including Zip Code)
                                 (918) 661-6600
              (Registrant's telephone number, including area code)


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ITEM 5 - OTHER EVENTS.

      On February 26, 2002, Phillips Petroleum Company ("Phillips") announced that Phillips and Conoco Inc. have named the initial members of the ConocoPhillips global management team that will take office after the completion of their proposed merger of equals. A copy of the press release issued by Phillips on February 26, 2002 is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.



ITEM 7(C) - EXHIBITS.


    99.1      Press Release, dated February 26, 2002.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHILLIPS PETROLEUM COMPANY

Date:  February 26, 2002                  By:   /S/ J. BRYAN WHITWORTH
                                              ------------------------
                                          Name:  J. Bryan Whitworth, Esq.
                                          Title: Executive Vice President,
                                                 General Counsel and Chief
                                                 Administrative Officer

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                                  EXHIBIT INDEX


    99.1      Press Release, dated February 26, 2002.